United States
             Securities and Exchange Commission
                   Washington, D.C. 20549



                          FORM 8-K



                       CURRENT REPORT
 Pursuant to Section 13 OR 15(d) of The Securities Exchange
                         Act of 1934



Date of Report:     June 25, 1996



                  MCB FINANCIAL CORPORATION


California                       33-76832                 68-0300300
(State or other jurisdiction     (Commission              (IRS Employer
of incorporation)                File Number)          Identification No.)


       1248 Fifth Avenue, San Rafael, California 94901
           (Address of principal executive offices)


Registrant's telephone number, including area code:  (415) 459-2265








          INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.   Changes in Control of Registrant

          Not Applicable.

Item 2.   Acquisition or Disposition of Assets

          Not Applicable.

Item 3.   Bankruptcy or Receivership

          Not Applicable.

Item 4.   Change in Registrant's Certifying Accountant

          Not Applicable.

Item 5.   Other Events

          MCB Financial Corporation recently issued a press release regarding a change in the Chairman of the Board. See attached press release for information.

Item 6.   Resignations of Registrant's Directors

          Not Applicable.

Item 7.   Financial Statements and Exhibits

          Not Applicable.

Item 8.   Change in Fiscal Year

          Not Applicable.





                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MCB FINANCIAL CORPORATION



Date:     June 25, 1996                 /s/Brian M. Riley
                                        Brian M. Riley
                                        Chief Financial Officer




                        PRESS RELEASE

FOR IMMEDIATE RELEASE         CONTACT:    CHARLES O. HALL
                                          PRESIDENT & COO
                                          (415) 459-2265

  MCB FINANCIAL CORPORATION & METRO COMMERCE BANK ANNOUNCE

                  CHANGE IN BOARD CHAIRMAN

     San Rafael, California - May 30, 1996 - MCB Financial

Corporation ("MCB") and Metro Commerce Bank ("Metro") today

jointly announced the appointment of John Cavallucci as

Chairman of the Board for both companies.  These positions

were previously held by Gary T. Ragghianti who, due to the

continued growth and associated demands of his private law

practice, stepped-down.  He will assume the position of Vice

Chairman for both companies.  Mr. Cavallucci continues to

serve as President & Chief Executive Officer for MCB and

Chief Executive Officer for Metro.